                                                                      Exhibit 24

                                POWER OF ATTORNEY



         We the undersigned directors and officers of Cabot Corporation, hereby severally constitute and appoint Robert Rothberg, Charles D. Gerlinger and William F. Robinson, Jr., and each of them, our true and lawful attorneys with full power to (i) sign for us and in our names in the capacities indicated below Annual Reports on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Cabot Corporation for the fiscal year ended September 30, 1996, and subsequent years, and any and all amendments thereto, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Reports and to any and all amendments to said Reports; and (ii) to file such Reports and amendments with the Securities and Exchange Commission on behalf of Cabot Corporation.

         WITNESS our hands and common seal on the date set forth below.


SIGNATURE                                   TITLE                          DATE
---------                                   -----                          ----

 /s/  Samuel W. Bodman                  Director and Chairman              November 8, 1996
--------------------------------        (Chief Executive Officer)
Samuel W. Bodman


/s/  Kennett F. Burnes                  Director and President             November 8, 1996
--------------------------------
Kennett F. Burnes


/s/  Kenyon C. Gilson                   Executive Vice President and       November 8, 1996
--------------------------------        Chief Financial Officer
Kenyon C. Gilson


/s/  Paul J. Gormisky                   Vice President and Controller      November 8, 1996
--------------------------------        (Principal Accounting Officer)
Paul J. Gormisky


/s/  Jane C. Bradley                    Director                           November 8, 1996
--------------------------------
Jane C. Bradley


/s/  John G.L. Cabot                    Director                           November 8, 1996
--------------------------------
John G.L. Cabot


/s/  Arthur L. Goldstein                Director                           November 8, 1996
--------------------------------
Arthur L. Goldstein


/s/  Robert P. Henderson                Director                           November 8, 1996
--------------------------------
Robert P. Henderson

SIGNATURE                                   TITLE                               DATE
---------                                   -----                               ----

/s/  Arnold S. Hiatt                        Director                            November 8, 1996
------------------------------
Arnold S. Hiatt


/s/  John H. McArthur                       Director                            November 8, 1996
------------------------------
John H. McArthur


/s/  John F. O'Brien                        Director                            November 8, 1996
------------------------------
John F. O'Brien


/s/  David V. Ragone                        Director                            November 8, 1996
------------------------------
David V. Ragone


/s/  Charles P. Siess, Jr.                  Director                            November 8, 1996
------------------------------
Charles P. Siess, Jr.


/s/  Morris Tanenbaum                       Director                            November 8, 1996
------------------------------
Morris Tanenbaum


/s/  Lydia W. Thomas                        Director                            November 8, 1996
------------------------------
Lydia W. Thomas